EXHIBIT 1



                                     Shares
                         Common Stock
                       ($0.01 Par Value)


                    UNDERWRITING AGREEMENT










           , 1996

                             UNDERWRITING AGREEMENT


                                                                          , 1996



DILLON, READ & CO. INC.
ALEX. BROWN & SONS INCORPORATED
GOLDMAN, SACHS & CO.
  as Managing Underwriters
c/o Dillon Read & Co. Inc.
535 Madison Avenue
New York, New York  10022

Ladies and Gentlemen:

            The stockholders of CapMAC Holdings Inc., a Delaware corporation (the "Company"), named in Schedule B annexed hereto (the "Selling Stockholders")
      -------                                             --------------------
propose to sell, to the underwriters named in Schedule A annexed hereto (the "Underwriters"), an aggregate of shares (the "Firm Shares") of Common Stock,
 ------------                                 -----------
$0.01 par value (the "Common Stock"), of the Company, in the respective amounts
                      ------------
set forth under the caption "Firm Shares" in Schedule B annexed hereto.

            In addition, solely for the purpose of covering over-allotments, the Selling Stockholders propose to grant to the Underwriters the option to purchase from the Selling Stockholders up to an additional shares of Common Stock (the "Additional Shares") in the respective amounts set forth under the caption
 -----------------
"Additional Shares" in Schedule B annexed hereto. The Firm Shares and the Additional Shares are hereinafter collectively sometimes referred to as the "Shares." The Shares are described in the Prospectus which is referred to below.
 ------

            The Company has filed, in accordance with the provisions of the Securities Act of 1933, as amended, and the rules and regulations thereunder (collectively, the "Act"), with the Securities and Exchange Commission (the
                    ---
"Commission") a registration statement on Form S-1 (333- ), including a
 ----------
prospectus, relating to the Shares. The Company has furnished to you, for use by the Underwriters and by dealers, copies of one or more preliminary prospectuses (each, a "Preliminary Prospectus") relating to the Shares. Except where the
          ----------------------
context otherwise requires, the registration statement, as amended when it becomes effective (together any registration statement filed pursuant to Rule 462(b) under the Act increasing the size of the offering registered under the
Act), including all documents filed as a part thereof, and including any information contained in a prospectus subsequently filed with the Commission pursuant to Rule 424(b) under the Act and deemed to be part of the registration statement at the time of effectiveness pursuant to Rule 430A under the Act, is herein called the "Registration Statement," and the prospectus, in the form filed by the
     ----------------------
Company with the Commission pursuant to Rule 424(b) under the Act or, if no such filing is required, the form of final prospectus included in the Registration Statement at the time it became effective, is herein called the "Prospectus."
                                                                 ----------

            The Company, the Selling Stockholders and the Underwriters agree as follows:

            1. Sale and Purchase. Upon the basis of the warranties and
               -----------------
representations and the other terms and conditions herein set forth, each of the Selling Stockholders, severally and not jointly, agree to sell to the respective Underwriters and each of the Underwriters, severally and not jointly, agrees to purchase from each Selling Stockholder the respective number of Firm Shares (subject to such adjustment as you may determine to avoid fractional shares) which bears the same proportion to the number of Firm Shares to be sold by such Selling Stockholder as the number of Firm Shares set forth opposite the name of such Underwriter in Schedule A annexed hereto bears to the total number of Firm Shares to be sold by the Selling Stockholders, at a purchase price of $ per Share. You shall release the Firm Shares for public sale promptly after this Agreement becomes effective. You may from time to time increase or decrease the public offering price after the initial public offering to such extent as you may determine.

            In addition, the Selling Stockholders hereby grant to the several Underwriters the option to purchase, and upon the basis of the warranties and representations and the other terms and conditions herein set forth the Underwriters shall have the right to purchase, severally and not jointly, from the Selling Stockholders all or a portion of the Additional Shares as may be necessary to cover over-allotments made in connection with the offering of the Firm Shares, at the same purchase price per share to be paid by the Underwriters to the Selling Stockholders for the Firm Shares. This option may be exercised at any time (but not more than once) on or before the thirtieth day following the date hereof, by written notice from Dillon, Read & Co. Inc. ("Dillon Read") to the Company and the Representatives of the Selling Stockholders (as defined). Such notice shall set forth the aggregate number of Additional Shares as to which the option is being exercised, and the date and time when

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                                      -3-



the Additional Shares are to be delivered (such date and time, the "additional
                                                                    ----------
time of purchase"); provided, however, that the additional time of purchase
- ----------------    -----------------
shall not be earlier than the time of purchase (as defined below) nor earlier than the second business day after the date on which the option shall have been exercised nor later than the eighth business day after the date on which the option shall have been exercised. As used herein, "business day" shall mean a
                                                   ------------
day on which the New York Stock Exchange is open for trading. The number of Additional Shares to be sold to each Underwriter shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Underwriter on Schedule A annexed hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to avoid fractional shares). The number of Additional Shares to be sold by each Selling Stockholder shall be the number which bears the same proportion to the aggregate number of Additional Shares being purchased as the number of Firm Shares set forth opposite the name of such Selling Stockholder in Schedule B annexed hereto bears to the total number of Firm Shares (subject, in each case, to such adjustment as you may determine to avoid fractional shares). No Additional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered.

            Pursuant to powers of attorney granted by each Selling Stockholder (the "Powers-of-Attorney"), will act as representatives of the Selling
      ------------------
Stockholders. The foregoing representatives (the "Representatives of the Selling
                                                  ------------------------------
Stockholders") are authorized, on behalf of each Selling Stockholder, to execute
- ------------
any documents necessary or desirable in connection with the sale of the Shares to be sold hereunder by each Selling Stockholder, to make delivery of the certificates for such Shares, to receive the proceeds of the sale of such Shares, to give receipts for such proceeds, to pay therefrom the expenses to be borne by each Selling Stockholder in connection with the sale and public offering of the Shares, to distribute the balance of such proceeds to each Selling Stockholder in proportion to the number of Shares sold by each Selling Stockholder, to receive notices on behalf of each Selling Stockholder and to take such other action as may be necessary or desirable in connection with the transactions contemplated by this Agreement.

            2. Payment and Delivery. Payment of the purchase price for the
               --------------------
Firm Shares shall be made to each of the Selling Stockholders by wire transfer of same-day funds to an account specified by the Representatives of the Selling

Stockholders not later than two business days prior to the time of purchase against delivery of the certificates for the Firm Shares to you for the respective accounts of the Underwriters. Such payment and delivery shall be made at [10:00 A.M.], New York City time, on , 1996 (unless another time shall be agreed to by you and the Representatives of the Selling Stockholders or unless postponed in accordance with the provisions of Section 10 hereof). The time at which such payment and delivery are actually made is hereinafter sometimes called the "time of purchase." Certificates for the Firm Shares shall be
            ----------------
delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the time of purchase. For the purpose of expediting the checking of the certificates for the Firm Shares by you, the Selling Stockholders agree to make such certificates available to you for such purpose at least one full business day preceding the time of purchase.

            Payment of the purchase price for the Additional Shares shall be made at the additional time of purchase in the same manner as the payment for the Firm Shares. Certificates for the Additional Shares shall be delivered to you in definitive form in such names and in such denominations as you shall specify on the second business day preceding the additional time of purchase. For the purpose of expediting the checking of the certificates for the Additional Shares by you, the Selling Stockholders agree to make such certificates available to you for such purpose at least one full business day preceding the additional time of purchase.

            The Selling Shareholders will pay all applicable state transfer taxes, if any, involved in the transfer to the several Underwriters of the Shares to be purchased by them from the Selling Shareholders and the respective Underwriters will pay any additional stock transfer taxes involved in further transfers.

            3.    Representations and Warranties of the Company. The Company
                  ---------------------------------------------
represents and warrants to each of the Underwriters that:

            (a) (i) at the time the Registration Statement becomes effective, including at the time of effectiveness of any post-effective amendment,
      (i) the Registration Statement and the Prospectus will fully comply in all material respects with the provisions of the Act, (ii) the Registration Statement will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and (iii) the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no
                            --------- -------
      warranty or representation with respect to any statement contained in the Registration Statement or the Prospectus in reliance upon and in conformity with information concerning the Underwriters and furnished in writing by or on behalf of any Underwriter through you to the Company expressly for use in the Registration Statement or the Prospectus;

            (b) as of the date of this Agreement, the Company has an authorized capitalization as set forth in the Prospectus; all of the issued and outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid and non-assessable; the Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of the State of Delaware, with full power and authority to own its properties and conduct its business as described in the Registration Statement and the Prospectus and to execute and deliver this Agreement;

            (c) the Company and each of its subsidiaries (the "Subsidiaries")
                                                               ------------
      are duly qualified or licensed by and are in good standing in each jurisdiction in which they conduct their respective businesses and in which the failure to be so licensed or qualified, singly or in the aggregate with all other such failures, could reasonably be expected to have a material adverse effect on the business, condition (financial or otherwise), results of operations, prospects or liabilities of the Company and its Subsidiaries taken as a whole (a "Material Adverse Effect"); the
                                                -----------------------
      Company and each of its Subsidiaries are in compliance in all material respects with the laws, orders, rules, regulations and directives issued or administered by such jurisdictions;

            (d) neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred that with notice, lapse of time, or both would constitute a breach of, or default under), its respective charter or by-laws or in the performance or observance of any material obligation, agreement, covenant or condition contained in any indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them is bound, and the execution, delivery and performance of this Agreement and the consummation of the transactions contemplated hereby will not conflict with, or result in any breach of or constitute a default under (nor constitute any event that with notice, lapse of time, or both would constitute a breach of, or default under), any provision of the charter or by-laws of the Company or any of its Subsidiaries or under any provision of any material license, indenture, mortgage, deed of trust, bank loan or credit agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any Federal, state, local or foreign law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

            (e) this Agreement has been duly authorized, executed and delivered by the Company and is a legal, valid and binding agreement of the Company enforceable in accordance with its terms, except as rights to indemnity and contribution hereunder may be limited by Federal or state securities laws;

            (f) the capital stock of the Company, including the Shares, conforms in all material respects to the description thereof contained in the Registration Statement and the Prospectus and the certificates for the Shares are in due and proper form and the holders of the Shares will not be subject to personal liability by reason of being such holders;

            (g) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares as contemplated hereby other than registration of the Shares under the Act and any necessary qualification under the securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters and any consents that have been obtained and are in full force and effect;

            (h) except as described in the Prospectus, no person has the right, contractual or otherwise, to cause the Company to issue to it, or register pursuant to the Act, any shares of capital stock of the Company upon the sale of the Shares to the Underwriters hereunder (except pursuant to "piggyback" registration rights described in the Prospectus, which have been waived or complied with), nor does any person have rights of first refusal or other rights to purchase any of the Shares;

            (i) KPMG Peat Marwick LLP, whose reports on the consolidated financial statements of the Company and its Subsidiaries are filed with the Commission as part of the Registration Statement and the Prospectus, are independent certified public accountants as required by the Act;

            (j) each of the Company and its Subsidiaries has all necessary licenses, authorizations, consents and approvals and has made all necessary filings required under any Federal, state, local or foreign law, regulation or rule, and has obtained all necessary authorizations, consents and approvals from other persons in order to conduct its respective business, except where the failure to have, make or obtain such licenses, authorizations, consents, approvals or filings, singly or in the aggregate with all other such failures, could not reasonably be expected to have a Material Adverse Effect; neither the Company nor any of its Subsidiaries is in violation of, or in default under, any such license, authorization, consent or approval or any Federal, state, local or foreign law, regulation or rule or any decree, order or judgment applicable to the Company or any of its Subsidiaries, which violation or default, singly or in the aggregate with all other such violations and defaults, could reasonably be expected to have a Material Adverse Effect; except as disclosed in the Prospectus, no regulatory agency or body has issued any order or decree impairing, restricting or prohibiting (A) payment of dividends by the Company or by any Subsidiary to the Company or (B) the continuation of the business of the Company or any Subsidiary in all material respects as presently conducted;

            (k) all legal or governmental proceedings, contracts or documents of a character required to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement have been so described or filed as required;

            (l) there is no action, suit or proceeding pending or, to the Company's knowledge, threatened against the Company or any of its Subsidiaries or any of their respective properties, at law or in equity, or before or by any Federal, state, local or foreign governmental or regulatory commission, board, body, authority or agency that, singly or in the aggregate with all other such actions, suits and proceedings, could reasonably be expected to have a Material Adverse Effect;

            (m) the financial statements included in the Registration Statement and the Prospectus present fairly the consolidated financial position of the Company and its Subsidiaries as of the dates indicated and the consolidated results of operations and changes in financial position of the Company and its Subsidiaries for the periods specified; such financial statements have been prepared in conformity with generally accepted accounting principles applied on a consistent basis during the periods involved except as otherwise stated therein;

            (n) subsequent to the respective dates as of which information is given in the Registration Statement and Prospectus, and except as may be otherwise stated in the Registration Statement or Prospectus, there has not been (A) any material and unfavorable change, financial or otherwise, in the business, condition (financial or otherwise), results of operations, prospects or liabilities, present or prospective, of the Company and its Subsidiaries taken as a whole, (B) any transaction which is material to the Company and its Subsidiaries taken as a whole contemplated or entered into by the Company or any of its Subsidiaries or
      (C) any obligation, contingent or otherwise, directly or indirectly incurred by the Company or any of its Subsidiaries outside the ordinary course of business which is material to the Company and its Subsidiaries taken as a whole;

           (o) Capital Markets Assurance Corporation ("CapMAC") and Asian
                                                       ------
      Securitization and Infrastructure Assurance (Private) Ltd. ("ASIA Ltd.")
                                                                   --------
      are the only entities in which the Company holds a direct or indirect equity interest which conduct insurance or reinsurance business;

      CapMAC is a wholly owned Subsidiary of the Company; the Company, CapMAC and ASIA Ltd. are in compliance with, and have filed all reports, information statements and other documents under, all insurance laws and regulations that are applicable to them, including those relating to companies that control insurance companies, and the rules, regulations and interpretations of the insurance regulatory authorities thereunder (collectively, the "Applicable Insurance Laws"), and have duly paid all
                          -------------------------
      taxes (including franchise taxes and similar fees) they are required to have paid under the Applicable Insurance Laws, except, in each case, where the failure to do so, singly or in the aggregate with all other such failures, could not reasonably be expected to have a Material Adverse Effect; the Company, CapMAC and ASIA Ltd. maintain their books and records in accordance with the Applicable Insurance Laws, except where the failure to do so, singly or in the aggregate with all other such failures, could not reasonably be expected to have a Material Adverse Effect; to the best of the Company's knowledge, no change in any insurance law or regulation is pending that, if made effective, could, singly or in the aggregate with all such changes, reasonably be expected to have a Material Adverse Effect;

            (p) without limiting Section 3(j), each of CapMAC and ASIA Ltd. is duly licensed, authorized or admitted as an insurer in each jurisdiction where it is required to be so licensed, authorized or admitted to conduct its business as currently conducted, except where the failure to be so licensed, authorized or admitted, singly or in the aggregate with all other such failures, could not reasonably be expected to have a Material Adverse Effect; the Company, CapMAC and ASIA Ltd. have all necessary consents, authorizations, approvals, licenses, orders, certificates and permits (collectively, "Authorizations") of and from all insurance
                              --------------
      authorities, commissions or other insurance regulatory bodies to conduct their respective businesses, except where the failure to have any such authorization, singly or in the aggregate with all other such failures, could not reasonably be expected to have a Material Adverse Effect; none of the Company, CapMAC or ASIA Ltd. has received any inquiry or notification or has knowledge of any threatened inquiry, notification or action, from or by any insurance authority, commission or other regulatory body to the effect that any additional Authorization from such authority, commission or other regulatory body is needed to be obtained by the Company, CapMAC or ASIA Ltd. to conduct its business as currently conducted, except where the failure to obtain any such Authorization, singly or in the aggregate with all other such failures, could not reasonably be expected to have a Material Adverse Effect; and there is no pending or, to the best of the Company's knowledge, threatened, action, suit, proceeding or investigation that may lead to the revocation, termination or suspension of any such Authorization;

            (q) without limiting Section 3(p), the statutory annual statements of CapMAC for each of the three years ended December 31, 1995, and the statutory quarterly statement of CapMAC for the most recently completed fiscal quarter, have been filed on a timely basis with the New York State Insurance Department and with the insurance regulatory authorities of each other jurisdiction in which such filings were required, and the balance sheets, income statements and other financial information contained in such annual and quarterly statements have been prepared in conformity with required or permitted statutory accounting principles or practices consistently followed, except as may otherwise be indicated in the notes thereto, and present fairly in all material respects the financial position of CapMAC (on a statutory basis) as at the dates thereof, and the results of operations of CapMAC (on a statutory basis) for the periods covered thereby; and

            (r) except as disclosed in the Prospectus, each material reinsurance or retrocessional treaty, contract, agreement or arrangement to which CapMAC or ASIA Ltd. is a party or by which it is bound (each, a "Reinsurance Agreement") is in full force and effect, and none of the
       ---------------------
      Company, CapMAC or ASIA Ltd. is in violation of, or in default in the performance of, any material obligation contained therein; none of the Company, CapMAC or ASIA Ltd. has received notice from any of the other parties to such Reinsurance Agreements that such other party intends not to perform any such Reinsurance Agreement, and none of the Company, CapMAC or ASIA Ltd. has any reason to believe that any of the other parties to any such Reinsurance Agreement will be unable to perform such Reinsurance Agreement.

           4. Representations and Warranties of the Selling Stockholders. Each
              ----------------------------------------------------------
      Selling Stockholder, severally and not jointly, represents and warrants to each Underwriter that:

            (a) such Selling Stockholder now is, and at the time of delivery of such Shares (whether at the time of purchase or additional time of purchase, as the case may be) will be, the lawful owner of the number of Shares to be sold by such Selling Stockholder pursuant to this Agreement and has and, at the time of delivery thereof, will have valid and marketable title to such Shares, and upon delivery of and payment for such Shares (whether at the time of purchase or the additional time of purchase, as the case may be), the Underwriters will acquire valid and marketable title to such Shares free and clear of any claim, lien, encumbrance, security interest, community property right, restriction on transfer or other defect in title;

            (b) such Selling Stockholder has and at the time of delivery of such Shares (whether at the time of purchase or additional time of purchase, as the case may be) will have full legal right, power and capacity, and any approval required by law (other than those imposed by the Act and the securities or blue sky laws and other than those that have been obtained and are in full force and in effect), to sell, assign, transfer and deliver such Shares in the manner provided in this Agreement;

            (c) this Agreement and the Custody Agreement, dated as of the date hereof, among Harris Trust and Savings Bank, as custodian, and the Selling Stockholders (the "Custody Agreement") have been duly executed and
                         -----------------
      delivered by such Selling Stockholder and each is a legal, valid and binding agreement of such Selling Stockholder enforceable in accordance with its terms, except, in the case of this Agreement, as rights to indemnity and contribution hereunder may be limited by Federal or state securities laws;

            (d) when the Registration Statement becomes effective and at all times subsequent thereto through the latest of the time of purchase, additional time of purchase and the termination of the offering of the Shares, the Registration Statement and the Prospectus, and any supplements or amendments thereto, as they relate to such Selling Stockholder will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading;

            (e) such Selling Stockholder has duly and irrevocably authorized the Representatives of the Selling Stockholders, on behalf of such Selling Stockholder, to execute and deliver this Agreement and any other document necessary or desirable in connection with the transactions contemplated hereby and to deliver the Shares to be sold by such Selling Stockholder and receive payment therefor pursuant hereto; and

            (f) the sale of such Selling Stockholder's Shares pursuant to this Agreement is not prompted by any information concerning the Company which is not set forth in the Prospectus.

           5. Certain Covenants of the Company. The Company hereby agrees:
              --------------------------------

            (a) to furnish such information as may be required and otherwise to cooperate in qualifying the Shares for offering and sale under the securities or blue sky laws of such states as you may designate and to maintain such qualifications in effect so long as required for the distribution of the Shares, provided that the Company shall not be required to qualify as a foreign corporation or to consent to the service of process under the laws of any such state in which it is not now subject to service of process (except service of process with respect to the offering and sale of the Shares);

            (b) to make available to you in New York City, as soon as practicable after the Registration Statement becomes effective (but in any event not later than 1:00 P.M. on the business day immediately following the date hereof), and thereafter, from time to time for so long as a prospectus is required by law to be delivered in connection with sales by an Underwriter or dealer, to furnish to the Underwriters and dealers, without charge, as many copies of the Prospectus (or of the Prospectus as amended or supplemented if the Company shall have made any amendments or supplements thereto after the effective date of the Registration Statement) as the Underwriters may reasonably request;

            (c) to advise you promptly and (if requested by you) to confirm such advice in writing, (i) when the Registration Statement has become effective and when any post-effective amendment thereto becomes effective and

      (ii) if Rule 430A under the Act is used, when the Prospectus is filed with the Commission pursuant to Rule 424(b) under the Act (which the Company agrees to file in a timely manner under such Rule);

            (d) to advise you promptly (and to confirm such advice in writing) of the receipt of any comments from the Commission or any request by the Commission for amendments or supplements to the Registration Statement or the Prospectus or for additional information with respect thereto, or, to the extent the Company has received notice thereof, the issuance by the Commission of a stop order suspending the effectiveness of the Registration Statement or the threatening or initiation of any proceedings for that purpose or the suspension of the qualification of the Shares for offering or sale in any jurisdiction, or the threatening or initiation of any proceeding for that purpose; to make every reasonable effort to prevent the issuance of any stop order or any order preventing or suspending the use of any Preliminary Prospectus or suspending such qualification, and if any stop order or any order suspending the use of any Preliminary Prospectus or suspending such qualification is issued, to obtain the lifting or removal thereof as soon as possible;

            (e) to advise you promptly of any proposal to amend or supplement the Registration Statement or Prospectus and to file no such amendment or supplement to which you shall reasonably object after having had a reasonable opportunity to review such amendment or supplement;

            (f) to furnish, without charge, to you, and, upon request, to each of the other Underwriters, for a period of five years from the date of this Agreement (i) copies of any reports or other communications which the Company shall send to its stockholders or shall from time to time publish or publicly disseminate, (ii) copies of all annual, quarterly and current reports filed with the Commission on Forms 10-K, 10-Q and 8-K, or such other similar form as may be designated by the Commission, and (iii) provided that the Company remains subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder (collectively, the "Exchange Act"), such
                                                           ------------
      other information as you may reasonably request regarding the Company or its Subsidiaries;

            (g) to advise you promptly of the happening of any event known to the Company within the time during which a prospectus relating to the Shares is required to be delivered under the Act which, in the judgment of the Company, would require the making of any change in the Prospectus then being used so that the Prospectus would not contain an untrue statement of material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading, and, during such time, to prepare and furnish, at the Company's expense, to the Underwriters promptly such amendments or supplements to such Prospectus as may be necessary to reflect any such change and to furnish you a copy of such proposed amendment or supplement before filing any such amendment or supplement with the Commission;

            (h) as soon as practicable and for the time period specified by Rule 158 under the Act, to make generally available to its security holders, and to deliver to you, an earnings statement of the Company that will satisfy the provisions of Section 11(a) of the Act and Rule 158 under the Act;

            (i) to furnish to you four (4) conformed copies of the Registration Statement, as initially filed with the Commission, and of all amendments thereto (including all exhibits thereto) and sufficient conformed copies of the foregoing (other than exhibits) for distribution of a copy to each of the Underwriters;

            (j) to furnish to you as early as practicable prior to the time of purchase and the additional time of purchase, as the case may be, but not later than two business days prior thereto, a copy of the latest available unaudited interim consolidated financial statements, if any, of the Company and its Subsidiaries which have been read by the Company's independent certified public accountants, as stated in their letter to be furnished pursuant to Section 8(c) of this Agreement; and

            (k) to furnish to you, before filing with the Commission subsequent to the effective date of the Registration Statement and during the period referred to in paragraph (g) above, a copy of any document proposed to be filed pursuant to Sections 13, 14 or 15(d) of the Exchange Act.

            6.    Certain Covenants of the Company and the Selling
                  ------------------------------------------------
Stockholders.  (a)  The Company agrees with each Underwriter that, whether or
- ------------
not the transactions contemplated hereby are consummated or this Agreement is terminated, the Company will pay all expenses, fees and taxes (other than any transfer taxes and fees and disbursements of counsel for the Underwriters except as set forth under Section 7 hereof or (iii) below) in connection with (i) the preparation and filing of the Registration Statement, each Preliminary Prospectus, the Prospectus, and any amendments or supplements thereto, and the printing and furnishing of copies of each thereof to the Underwriters and to dealers (including costs of mailing and shipment), (ii) the sale and delivery of the Shares by the Company and the Selling Stockholders, (iii) the qualification of the Shares for offering and sale under state laws and the determination of their eligibility for investment under state law as aforesaid (including the legal fees and filing fees and other disbursements of counsel to the Underwriters) and the printing and furnishing of copies of any blue sky surveys or legal investment surveys to the Underwriters and to dealers, (iv) the filing fees relating to the review of the public offering of the Shares by the National Association of Securities Dealers, Inc. (the "NASD") and (v) the performance of
                                              ----
the Company's and the Selling Stockholders' other obligations hereunder.

            (b) The Company and each of the Selling Stockholders agree with each Underwriter that, for a period of 120 days after the date hereof, the Company and the Selling Stockholders will not sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock or permit the registration under the Act of any shares of Common Stock without the prior written consent of Dillon Read, except that (A) the Company may (i) register shares of Common Stock pursuant to this Agreement and pursuant to the Form S-8 Registration Statement of the Company filed with the Commission on June 7, 1996, (ii) issue shares of Common Stock upon the exercise of outstanding options and warrants or the repurchase of outstanding warrants and (iii) grant options to purchase Common Stock and award restricted stock pursuant to director and employee benefit plans described in the Prospectus and (B) the Selling Stockholders may sell the Shares hereunder.

      7. Reimbursement of Underwriters' Expenses. If the closing of the
         ---------------------------------------
transactions contemplated hereby does not occur for any reason other than the termination of this Agreement pursuant to the second paragraph of Section 9 hereof or the default by one or more of the Underwriters in its or their respective obligations hereunder, the Company shall reimburse the Underwriters for all of their out-of-pocket expenses, including the fees and disbursements of their counsel, reasonably incurred by them in connection with this Agreement and the transactions contemplated hereby.

            8.    Conditions of Underwriters' Obligations.  The several
                  ---------------------------------------
obligations of the Underwriters hereunder are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof and at the time of purchase (and the several obligations of the Underwriters at the additional time of purchase are subject to the accuracy of the representations and warranties on the part of the Company and the Selling Stockholders on the date hereof and at the time of purchase (unless previously waived) and at the additional time of purchase, as the case may be), the performance by the Company and the Selling Stockholders of their obligations hereunder and to the following conditions:

            (a) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Simpson Thacher & Bartlett, counsel for the Company and the Selling Stockholders, addressed to the Underwriters and dated the time of purchase or additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Cahill Gordon & Reindel, counsel for the Underwriters, stating that:

                  (i) the Company has been duly incorporated and is validly
            existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                 (ii) each of CapMAC and CapMAC Financial Services, Inc. ("CFS")
                                                                           ---
            has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the Prospectus;

                 (iii) this Agreement has been duly authorized, executed and delivered by the Company;

                 (iv) the Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company (including the Shares to be sold by the Selling Stockholders) have been duly authorized and validly issued, and are fully paid and nonassessable; there are no preemptive rights under Federal or New York law or under the Delaware General Corporation Law to subscribe for or purchase shares of the Company's capital stock and there are no preemptive or other rights to subscribe for or to purchase any shares of the Company's capital stock pursuant to the Company's charter or by-laws or pursuant to any agreement or other instrument listed on a schedule attached to such opinion;

                  (v) the holders of the Shares will not be subject to personal liability under the Delaware General Corporation Law by reason of being such holders;

                 (vi) such counsel has been informed by the Commission that the
            Registration Statement is effective under the Act; to such counsel's knowledge, no stop order proceedings with respect to the Registration Statement are pending or threatened under the Act;

                (vii) no approval, authorization, consent or order of or filing with any Federal or New York court or governmental agency or body or any Delaware court of governmental agency or body acting pursuant to the Delaware General Corporation Law is required for the sale of the Shares as contemplated hereby except those mentioned in the preceding paragraph and such approvals, authorizations, consents, orders or filings as may be required under state securities or blue sky laws in connection with the purchase and distribution of the Shares by the Underwriters;

               (viii) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not breach or result in a default under any provision of any agreement or instrument listed on a schedule to such opinion, nor will any such action violate the certificate of incorporation or bylaws of the Company, CapMAC or CFS;

                 (ix) to such counsel's knowledge, there are no pending or
            threatened legal or governmental proceedings that are required to be described in the Prospectus but are not so described;

                  (x) the statements made in the Prospectus under the caption
            "Description of Capital Stock," insofar as they purport to constitute summaries of the terms of the Company's capital stock or the Delaware General Corporation Law, constitute accurate summaries of the terms of such capital stock or such statute, as the case may be, in all material respects;

                 (xi) the statements made in the Prospectus under the caption
            "Insurance Regulatory Matters," insofar as they purport to constitute summaries of the terms of New York or Federal statutes, regulations thereunder or legal and governmental proceedings thereunder, constitute accurate summaries of the terms of such statutes, regulations or such legal and governmental proceedings in all material respects;

                (xii) the statements made in the Prospectus under the caption
            "Certain United States Tax Considerations," insofar as they purport to constitute summaries of matters of United States Federal tax law and regulations or legal conclusions with respect thereto, constitute accurate summaries of such matters or accurate legal conclusions in all material respects;

               (xiii) this Agreement, the Powers-of-Attorney and the Custody
            Agreement have been duly executed and delivered by or on behalf of each of the Selling Stockholders; and

                (xiv) each Selling Stockholder is the sole registered owner of the Shares to be sold by such Selling Stockholder; assuming the Underwriters are purchasing the Shares in good faith and without notice of any adverse claim, upon payment for and delivery of such Shares in accordance with this Agreement, the Underwriters will acquire all of the rights of such Selling Stockholder in such Shares and will also acquire their interest in such Shares free of any adverse claim (within the meaning of the Uniform Commercial Code as in effect in the State of New York).

            In addition, such opinion shall state that in the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel has participated in conferences with certain officers and employees of the Company, representatives of the independent public accountants of the Company and counsel to the Company and based on such counsel's examination of the Registration Statement and the Prospectus, such counsel's investigations made in connection with the preparation of the Registration Statement and the Prospectus and such counsel's participation in the conferences referred to above, (i) such counsel is of the opinion that the Registration Statement, as of its effective date, and the Prospectus, as of its date, complied as to form in all material respects with the requirements of the Act and the applicable rules and regulations of the Commission thereunder, except that in each case we express no opinion with respect to the financial statements or other financial data contained in the Registration Statement or the Prospectus, and (ii) such counsel has no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its date or at the time of purchase (or the additional time of purchase, as the case may be) contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no belief with respect to the financial statements or other financial data contained in the Registration Statement or the Prospectus.

            (b) The Company shall furnish to you at the time of purchase and at the additional time of purchase, as the case may be, an opinion of Ram D. Wertheim, General Counsel of the Company, addressed to the Underwriters and dated the time of purchase or additional time of purchase, as the case may be, with reproduced copies for each of the other Underwriters and in form satisfactory to Cahill

      Gordon & Reindel, counsel for the Underwriters, stating that:

                  (i) the Company has been duly incorporated and is validly
            existing as a corporation in good standing under the laws of the State of Delaware, with full corporate power and authority to own its properties and conduct its business as described in the Prospectus;

                 (ii) each of the Subsidiaries has been duly incorporated and is validly existing as a corporation in good standing under the laws of its respective jurisdiction of incorporation with full corporate power and authority to own its respective properties and to conduct its respective business as described in the Prospectus;

                (iii) each of the Company and its Subsidiaries is duly qualified to do business and is in good standing in each jurisdiction in which its ownership or lease of properties or the conduct of its business requires such qualification, except where the failure to be so qualified could not reasonably be expected to have a Material Adverse Effect;

                 (iv) the Company has an authorized capitalization as set forth in the Registration Statement and the Prospectus; the outstanding shares of capital stock of the Company have been duly authorized and validly issued, and are fully paid and nonassessable; and there are no other rights to subscribe for or to purchase any shares of the Company's capital stock pursuant to the Company's charter or by-laws or pursuant to any agreement or other instrument to which the Company is a party or by which it may be bound or affected;

                  (v) no approval, authorization, consent or order of or filing with any national, state or local governmental or regulatory commission, board, body, authority or agency is required in connection with the sale of the Shares as contemplated hereby other than such as have been obtained and are in full force and effect (except such counsel need express no opinion as to any necessary qualification under the state securities or blue sky laws of the various jurisdictions in which the Shares are being offered by the Underwriters);

                 (vi) the execution, delivery and performance of this Agreement by the Company and the consummation by the Company of the transactions contemplated hereby do not and will not breach or result in a default under (nor constitute any event that with notice, lapse of time, or both, would constitute a breach of or default under), any provision of any material license, indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected, or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries, nor will any such action violate the certificate of incorporation or bylaws of the Company or any of its Subsidiaries;

                (vii) to such counsel's knowledge, neither the Company nor any of its Subsidiaries is in breach of, or in default under (nor has any event occurred that with notice, lapse of time, or both would constitute a breach of, or default under) any material license, indenture, mortgage, deed of trust, bank loan or any other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them or their respective properties may be bound or affected or under any law, regulation or rule or any decree, judgment or order applicable to the Company or any of its Subsidiaries;

               (viii) to such counsel's knowledge, there are no contracts or documents of a character which are required to be filed as exhibits to the Registration Statement or to be summarized or described in the Prospectus which have not been so filed, summarized or described, as the case may be;

                 (ix) to such counsel's knowledge, there are no pending or
            threatened legal or governmental proceedings that are required to be described in the Prospectus but are not so described;

                  (x) CapMAC is the only entity in which the Company holds a direct or indirect equity interest which conducts insurance or reinsurance business in the United States; to the best of such counsel's knowledge, the Company and CapMAC are in compliance with, and have filed all reports, information statements and other documents under, all Applicable Insurance Laws, and have duly paid all taxes (including franchise taxes and similar fees) it is required to have paid under the Applicable Insurance Laws, except, in each case, where the failure to do so, singly or in the aggregate with all other such failures, could not reasonably be expected to have a Material Adverse Effect; to such counsel's knowledge, no change in any insurance law or regulation is pending that, if made effective, could, singly or in the aggregate with all such changes, reasonably be expected to have a Material Adverse Effect;

                 (xi) CapMAC is duly licensed, authorized or admitted as an insurer in each jurisdiction where it is required to be so licensed, authorized or admitted to conduct its business as currently conducted, except where the failure to be so licensed, authorized or admitted, singly or in the aggregate with all other such failures, could not reasonably be expected to have a Material Adverse Effect; to such counsel's knowledge, the Company and CapMAC have all necessary Authorizations of and from all insurance authorities, commissions or other insurance regulatory bodies to conduct their respective businesses, except where the failure to have any such authorization, singly or in the aggregate with all other such failures, could not reasonably be expected to have a Material Adverse Effect; to such counsel's knowledge, neither the Company nor CapMAC has received any inquiry or notification or has knowledge of any threatened inquiry, notification or action, from or by any insurance authority, commission or other regulatory body to the effect that any additional Authorization from such authority, commission or other regulatory body is needed to be obtained by the Company or CapMAC to conduct its respective business as currently conducted, except where the failure to obtain any such Authorization, singly or in the aggregate with all other such failures, could not reasonably be expected to have a Material Adverse

            Effect; and there is no pending, or to such counsel's knowledge, threatened, action, suit, proceeding or investigation that may lead to the revocation, termination or suspension of any such Authorization;

                (xii) each Reinsurance Agreement is in full force and effect, and, to such counsel's knowledge, neither the Company nor CapMAC is in violation of, or in default in the performance of, any obligation contained therein;

               (xiii) there is no contract or agreement between the Company and any person granting such person the right (other than rights that have been waived or satisfied) to require the Company to register, pursuant to the Registration Statement or otherwise under the Act, any securities of the Company owned or to be owned by such person; and

                (xiv) the statements made in the Prospectus under the captions
            "Indebtedness" and "Shares Eligible for Future Sale," insofar as they purport to constitute summaries of the terms of Federal statutes and regulations thereunder or contracts and other documents, constitute accurate summaries of the terms of such statutes, regulations and contracts and other documents in all material respects.

            In addition, such opinion shall state that in the course of the preparation by the Company of the Registration Statement and the Prospectus, such counsel has participated in conferences with certain officers and employees of the Company, representatives of the independent public accountants of the Company and representatives of the Underwriters and based on such counsel's examination of the Registration Statement and the Prospectus, such counsel's investigations made in connection with the preparation of the Registration Statement and the Prospectus and such counsel's participation in the conferences referred to above, such counsel has no reason to believe that the Registration Statement, as of its effective date, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading or that the Prospectus, as of its date or at the time of purchase (or the additional time of purchase, as the case may be) contained or contains any untrue statement of a material fact or omitted or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, except that in each case such counsel need express no belief with respect to the financial statements or other financial data contained in the Registration Statement or the Prospectus.

            (c) You shall have received from KPMG Peat Marwick LLP, letters dated, respectively, the date of this Agreement and the time of purchase and additional time of purchase, as the case may be, and addressed to the Underwriters (with reproduced copies for each of the Underwriters) in the forms heretofore approved by you.

            (d) You shall have received at the time of purchase and at the additional time of purchase, as the case may be, the favorable opinion of Cahill Gordon & Reindel, counsel for the Underwriters, dated the time of purchase or the additional time of purchase, as the case may be, in form and substance satisfactory to you.

            (e) No amendment or supplement to the Registration Statement or Prospectus shall be filed prior to the time the Registration Statement becomes effective to which you object.

            (f) The Registration Statement shall become effective at or before 5:00 P.M., New York City time, on the date of this Agreement, or if Rule 430A under the Act is used, the Prospectus shall have been filed with the Commission in accordance with Rule 424(b) under the Act; provided,
                                                               --------
      however, that the Company, the Representatives of the Selling Stockholders
      -------
      and you or any group of Underwriters (which may include you) who have agreed hereunder to purchase in the aggregate at least 50% of the Firm Shares may from time to time agree on a later time for the effectiveness of the Registration Statement.

            (g) Prior to the time of purchase or the additional time of purchase, as the case may be, (i) no stop order with respect to the effectiveness of the Registration Statement shall have been issued under the Act or proceedings initiated under Section 8(d) or 8(e) of the Act;
      (ii) the Registration Statement and all amendments thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (iii) the Prospectus and all amendments or supplements thereto, or modifications thereof, if any, shall not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they are made, not misleading.

            (h) Between the time of execution of this Agreement and the time of purchase or the additional time of purchase, as the case may be, (i) none of Standard & Poor's Ratings Services, Moody's Investors Service, Inc., Duff & Phelps Credit Rating Co. or Nippon Investors Service, Inc. shall downgrade, or threaten to downgrade, the claims-paying ability rating of CapMAC, and no other material and unfavorable change, financial or otherwise, in the business, condition (financial or otherwise), results of operations, prospects or liabilities of the Company and its Subsidiaries taken as a whole shall occur or become known and (ii) neither the Company nor any of its Subsidiaries shall have entered into any transaction that, singly or in the aggregate with all other such transactions, could reasonably be expected to have a Material Adverse Effect.

            (i) The Company will, at the time of purchase or additional time of purchase, as the case may be, deliver to you a certificate of two of its executive officers to the effect that the representations and warranties of the Company as set forth in this Agreement and the conditions set forth in paragraphs (g) and (h) of this Section 8 have been met and that they are true and correct as of each such date.

            (j) You shall have received signed letters from each of the Selling Stockholders and each of the directors and officers of the Company to the effect that such persons will not offer, sell, contract to sell, grant any option to sell or otherwise dispose of, directly or indirectly, any shares of Common Stock of the Company or securities convertible into or exchangeable for Common Stock or warrants or other rights to purchase Common Stock for a period of 120 days after the date of the Prospectus without the prior written consent of Dillon Read.

            (k) The Selling Stockholders shall have delivered to you, at the time of purchase and the additional time of purchase, as the case may be, a certificate of the Representatives of the Selling Stockholders to the effect that the representations and the warranties of the Selling Stockholders as set forth in this Agreement are true and correct as of each such date.

            (l) All corporate proceedings and other legal matters incident to the authorization, form and validity of this Agreement, the Shares, and the Prospectus, and all other legal matters relating to this Agreement, the Shares, and the transactions contemplated hereby and thereby shall be satisfactory in all reasonable respects to Cahill Gordon & Reindel, and such counsel shall have been furnished with such documents and opinions, in addition to those set forth above, as they may reasonably require for the purpose of enabling them to review or pass upon the matters referred to in this Section 8, in order to evidence the accuracy, completeness and satisfaction in all material respects of any of the representations, warranties or conditions herein contained and to render the opinion referred to in Section 8(d).

            (m) The Company and the Selling Stockholders shall have furnished to you such other documents and certificates as to the accuracy and completeness of any statement in the Registration Statement and the Prospectus as of the time of purchase and the additional time of purchase, as the case may be, as you may reasonably request.

            (n) The Company and the Selling Stockholders shall have performed such of their respective obligations under this Agreement as are to be performed by the terms hereof at or before the time of purchase and at or before the additional time of purchase, as the case may be.

            9. Effective Date of Agreement; Termination. This Agreement shall
               ----------------------------------------
become effective (x) if Rule 430A under the Act is not used, when you shall have received notification of the effectiveness of the Registration Statement, or (y) if Rule 430A under the Act is used, when the parties hereto have executed and delivered this Agreement.

            The obligations of the several Underwriters hereunder shall be subject to termination in the absolute discretion of you or any group of Underwriters (which may include you) which has agreed to purchase in the aggregate at least 50% of the Firm Shares, if, at any time prior to the time of purchase or, with respect to the purchase of any Additional Shares, the additional time of purchase, as the case may be, (i) trading in securities on the New York Stock Exchange shall have been suspended or minimum prices shall have been established on the New York Stock Exchange, (ii) a banking moratorium shall have been declared either by the United States or New York State authorities, or (iii) the United States shall have declared war in accordance with its constitutional processes or there shall have occurred any material outbreak or escalation of hostilities or other national or international calamity or crisis of such magnitude in its effect on the financial markets of the United States as, in your judgment or in the judgment of such group of Underwriters, to make it impracticable or inadvisable to market the Shares.

            If you or any such group of Underwriters elects to terminate this agreement as provided in this Section 9, the Company, the Representatives of the Selling Stockholders and each other Underwriter shall be notified promptly in accordance with Section 12 hereof.

            If the sale to the Underwriters of the Shares, as contemplated by this Agreement, is not carried out by the Underwriters for any reason permitted under this Agreement or if such sale is not carried out because the Company or the Selling Stockholders, as the case may be, shall be unable to comply with any of the terms of this Agreement, the Company or the Selling Stockholders, as the case may be, shall not be under any obligation or liability under this Agreement (except to the extent provided in Sections 6(a), 7 and 11 hereof), and the Underwriters shall be under no obligation or liability to the Company and the Selling Stockholders under this Agreement (except to the extent provided in Section 11 hereof) or to one another hereunder.

            10. Increase in Underwriters' Commitments. If any Underwriter shall
                -------------------------------------
default in its obligation to take up and pay for the Firm Shares to be purchased by it hereunder and if the number of Firm Shares which all Underwriters so defaulting shall have agreed but failed to take up and pay for does not exceed 10% of the total number of Firm Shares, the non-defaulting Underwriters shall take up and pay for (in addition to the aggregate principal amount of Firm Shares they are obligated to purchase pursuant to Section 1 hereof) the number of Firm Shares agreed to be purchased by all such defaulting Underwriters, as hereinafter provided. Such Shares shall be taken up and paid for by such non-defaulting Underwriter or

Underwriters in such amount or amounts as you may designate with the consent of each Underwriter so designated or, in the event no such designation is made, such Shares shall be taken up and paid for by all non-defaulting Underwriters pro rata in proportion to the aggregate number of Firm Shares set opposite the names of such non-defaulting Underwriters in Schedule A.

            Without relieving any defaulting Underwriter from its obligations hereunder, the Company and the Selling Stockholders agree with the non-defaulting Underwriters that they will not sell any Firm Shares hereunder unless all of the Firm Shares are purchased by the Underwriters (or by substituted Underwriters selected by you with the approval of the Company or selected by the Company with your approval).

            If a new Underwriter or Underwriters are substituted by the Underwriters or by the Company for a defaulting Underwriter or Underwriters in accordance with the foregoing provision, the Company or you shall have the right to postpone the time of purchase for a period not exceeding five business days in order that any necessary changes in the Registration Statement and the Prospectus and other documents may be effected.

            The term Underwriter as used in this agreement shall refer to and include any Underwriter substituted under this Section 10 with like effect as if such substituted Underwriter had originally been named in Schedule A.

            11. Indemnity by the Company, the Selling Stockholders and the
                ----------------------------------------------------------
Underwriters. (a) The Company and the Selling Stockholders, jointly and
- ------------
severally, agree to indemnify, defend and hold harmless each Underwriter, any person who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and their respective officers, directors, partners, employees, representatives and agents (each, an "Indemnitee"), from
                                                           ----------
and against any loss, expense, liability or claim, including the reasonable cost of investigation (collectively, "Losses") which, jointly or severally, any such
                                 ------
Indemnitee may incur under the Act, the Exchange Act or otherwise insofar as any such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus (the term Prospectus for the purpose of this Section 11 being deemed to include any Preliminary Prospectus, the Prospectus and the Prospectus as amended or supplemented by the Company), or arises out of or is based upon any omission or alleged omission to state a material fact required to be stated in either such Registration Statement or such Prospectus or necessary to make the statements made therein not misleading, except insofar as any such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by any Underwriter through you or your counsel to the Company expressly for use with reference to such Underwriter in such Registration Statement or such Prospectus or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated in either such Registration Statement or Prospectus or necessary to make such information not misleading; provided, however, that no Selling Stockholder shall be responsible,
            --------  -------
either pursuant to this indemnity or as a result of any breach of this Agreement, for Losses arising out of or based upon such untrue statement or omission or allegation thereof based upon information furnished by any party other than such Selling Stockholder and, in any event, no Selling Stockholder shall be responsible, either pursuant to this indemnity or as a result of any breach of this Agreement, for Losses for an amount in excess of the proceeds to be received by such Selling Stockholder (before deducting expenses) from the sale of Shares hereunder. Notwithstanding the foregoing, the indemnification contained in this paragraph with respect to any Preliminary Prospectus shall not inure to the benefit of any Underwriter or related Indemnitee on account of any Losses arising from the sale of Shares to any person by such Underwriter if (i) it is established in the related proceeding that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented if any amendments or supplements thereto shall have been furnished to such Underwriter prior to the written confirmation of such sale) to such person with or prior to the written confirmation of such sale, if required by applicable law, and (ii) the untrue statement or omission or alleged untrue statement or omission was completely corrected in the Prospectus (as amended or supplemented if amended or supplemented as aforesaid) and such Prospectus does not contain any other untrue statement or omission or alleged untrue statement or omission that was the subject matter of the related proceeding.

            If any action is brought against an Indemnitee in respect of which indemnity may be sought against the Company or any Selling Stockholder pursuant to the foregoing paragraph, such Indemnitee shall promptly notify the Company and the

Representatives of the Selling Stockholders in writing of the institution of such action and the Company or such Selling Stockholder, as the case may be, shall assume the defense of such action, including the employment of counsel reasonably satisfactory to such Indemnitee and payment of fees and expenses. Such Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee unless the employment of such counsel shall have been authorized in writing by the Company or such Selling Stockholder in connection with the defense of such action or the Company or such Selling Stockholder shall not have employed counsel reasonably satisfactory to the Indemnitee to have charge of the defense of such action or such Indemnitee shall have been advised by its counsel in writing that there may be defenses available to it that are different from or additional to those available to the Company or such Selling Stockholder (in which case the Company or such Selling Stockholder shall not have the right to direct the defense of such action on behalf of the Indemnitee), in any of which events such fees and expenses shall be borne by the Company or such Selling Stockholder, as the case may be, and paid as incurred (it being understood, however, that the Company or such Selling Stockholder shall not be liable for the expenses of more than one separate counsel (other than local counsel) in any one action or series of related actions in the same jurisdiction representing the Indemnitees who are parties to such action). Anything in this paragraph to the contrary notwithstanding, the Company or such Selling Stockholder shall not be liable for any settlement of any such claim or action effected without its written consent (unless the Company and the Selling Stockholders shall be in breach of their obligation to pay fees and expenses pursuant to this Agreement).

            (b) Each Underwriter severally agrees to indemnify, defend and hold harmless the Company, each Selling Stockholder, any person who controls the Company or any Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and their respective officers, directors, partners, employees, representatives and agents (each, a "Selling Indemnitee")
                                                          ------------------
from and against any Loss that, jointly or severally, the Company, any Selling Stockholder or any such person may incur under the Act or otherwise, insofar as any such Loss arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in and in conformity with information furnished in writing by or on behalf of such Underwriter through you or your counsel to the Company expressly for use with reference to such Underwriter in the Registration Statement (or in the Registration Statement as amended by any post-effective amendment thereof by the Company) or in a Prospectus, or arises out of or is based upon any omission or alleged omission to state a material fact in connection with such information required to be stated either in such Registration Statement or Prospectus or necessary to make such information not misleading.

            If any action is brought against a Selling Indemnitee in respect of which indemnity may be sought against any Underwriter pursuant to the foregoing paragraph, such Selling Indemnitee shall promptly notify such Underwriter in writing of the institution of such action and such Underwriter shall assume the defense of such action, including the employment of counsel reasonably satisfactory to such Selling Indemnitee and payment of fees and expenses. Such Selling Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Selling Indemnitee unless the employment of such counsel shall have been authorized in writing by such Underwriter in connection with the defense of such action or such Underwriter shall not have employed counsel reasonably satisfactory to such Selling Indemnitee to have charge of the defense of such action or such Selling Indemnitee shall have been advised by its counsel in writing that there may be defenses available to it or them which are different from or additional to those available to such Underwriter (in which case such Underwriter shall not have the right to direct the defense of such action on behalf of the indemnified party or parties), in any of which events such fees and expenses shall be borne by such Underwriter and paid as incurred (it being understood, however, that such Underwriter shall not be liable for the expenses of more than one separate counsel (other than local counsel) in any one action or series of related actions in the same jurisdiction representing the indemnified parties who are parties to such action). Anything in this paragraph to the contrary notwithstanding, no Underwriter shall be liable for any settlement of any such claim or action effected without the written consent of such Underwriter (unless such Underwriter shall be in breach of its obligation to pay the fees and expenses of counsel for the Selling Indemnitee pursuant to this paragraph).

            (c) If the indemnification provided for in this Section 11 is unavailable to an indemnified party under subsections (a) and (b) of this
Section 11 in respect of any Losses referred to therein, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, expenses, liabilities or claims (i) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other hand from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such Losses, as well as any other relevant equitable considerations. The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue statement or alleged untrue statement of a material fact or omission or alleged omission relates to information supplied by the Company, by the Selling Stockholders or by the Underwriters and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The amount paid or payable by a party as a result of the losses, expenses, liabilities and claims referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such party in connection with investigating or defending any claim or action.

            (d) The Company, the Selling Stockholders and the Underwriters agree that it would not be just and equitable if contribution pursuant to this Section 11 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation that does not take account of the equitable considerations referred to in subsection (c) above. Notwithstanding the provisions of this Section 11, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by such Underwriter and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue statement or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriter's obligations to contribute pursuant to this Section 11 are several in proportion to their respective underwriting commitments and not joint.

            (e) The indemnity and contribution agreements contained in this
Section 11 and the covenants, warranties and representations of the Company and the Selling Stockholders contained in this Agreement shall remain in full force and effect regardless of any investigation made by or on behalf of any Underwriter, or any person who controls any Underwriter within the meaning of
Section 15 of the Act or Section 20 of the Exchange Act, or by or on behalf of the Company, its directors and officers, any Selling Stockholder or any person who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and shall survive any termination of this Agreement or the issuance and delivery of the Shares. The Company, each Selling Stockholder and each Underwriter agree promptly to notify the others of the commencement of any litigation or proceeding against it and, in the case of the Company, against any of the Company's officers and directors in connection with the issuance and sale of the Shares, or in connection with the Registration Statement or Prospectus.

            (f) The Company and the Selling Stockholders acknowledge for all purposes under this Agreement (including this Section 11 and Section 3(a) hereof) that the statements set forth in the last paragraph on the cover page of the Prospectus, the first paragraph on page two of the Prospectus and the first, second and fourth paragraphs under the caption "Underwriting" in the Prospectus constitute the only written information furnished to the Company by or on behalf of the Underwriters through you or your counsel expressly for use in the Registration Statement, any Preliminary Prospectus, or the Prospectus (or any amendment or supplement to any of them) and that no Underwriter shall be deemed to have provided any information (and therefore are not responsible for any statements or omissions) pertaining to any arrangement or agreement with respect to any party other than such Underwriter.

            12. Notices. Except as otherwise herein provided, all statements,
                -------
requests, notices and agreements shall be in writing or by telegram and, if to the Underwriters, shall be sufficient in all respects if delivered or sent to Dillon, Read & Co. Inc., 535 Madison Avenue, New York, New York 10022, Attention: Syndicate Department, if to the Company or to any of the Selling Stockholders, shall be sufficient in all respects if delivered or sent to the Company at the offices of the Company at 885 Third Avenue, 14th Floor, New York, New York 10022, Attention: General Counsel.

            13. Construction. This Agreement shall be governed by, and construed
                ------------
in accordance with, the laws of the State of New York, without regard to the principles of conflicts of law. The Section headings in this Agreement have been inserted as a matter of convenience of reference and are not a part of this Agreement.

            14. Parties at Interest. The Agreement herein set forth has been and
                -------------------
is made solely for the benefit of the Underwriters, the Company, the Selling Stockholders and the controlling persons, directors, officers and other Indemnitees referred to in Section 11 hereof, and their respective successors, assigns, executors and administrators. No other person, partnership, association or corporation (including a purchaser, as such purchaser, from any of the Underwriters) shall acquire or have any right under or by virtue of this Agreement.

            15. Counterparts. This agreement may be signed by the parties in
                ------------
counterparts which together shall constitute one and the same agreement among the parties.

            If the foregoing correctly sets forth the understanding among the Company, the Selling Stockholders and the Underwriters, please so indicate in the space provided below for the purpose, whereupon this letter and your acceptance shall constitute a binding agreement among the Company, the Selling Stockholders and the Underwriters, severally.

                                    Very truly yours,

                                    CAPMAC HOLDINGS INC.


                                    By:
                                      ----------------------------------
                                      Name:
                                      Title:




                                    THE SELLING STOCKHOLDERS NAMED IN
                                          SCHEDULE B ATTACHED HERETO


                                       By:
                                         ----------------------------------
                                         Name:
                                         Title:


Accepted and agreed to as of the date first above written, on behalf of themselves and the other several Underwriters named in Schedule A

DILLON, READ & CO. INC.
ALEX. BROWN & SONS INCORPORATED
GOLDMAN, SACHS & CO.

By:  DILLON, READ & CO. INC.


By:
    -----------------------------
    Name:
    Title:

                                   SCHEDULE A

                                                                Number of
Underwriter                                                   Firm Shares
- -----------                                                   -----------
Dillon, Read & Co. Inc........................................
Alex. Brown & Sons Incorporated...............................
Goldman, Sachs & Co...........................................











  Total......................................................

                                   SCHEDULE B


                         Number of          Number of
Selling Stockholders     Firm Shares      Additional Shares
- --------------------     -----------      -----------------
















Total. . . . .
                         ------------     ----------------